UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2022
Ocuphire Pharma, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-34079	11-3516358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

37000 Grand River Avenue, Suite 120 Farmington Hills, MI	48335
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (248) 681-9815
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	OCUP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company          ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 15, 2022, the board of directors (the “Board”) of Ocuphire Pharma, Inc. (the “Company”) approved a second amendment (the “Bylaws Amendment”) to the Second Amended and Restated Bylaws of the Company (the “Bylaws”), effective immediately. The Bylaws Amendment amended Section 8 of ARTICLE III of the Bylaws to increase the quorum requirement for all meetings of stockholders of the Company from one-third of the voting power of the outstanding shares of stock entitled to vote to a majority of the voting power of the outstanding shares of stock entitled to vote.
The foregoing description of the Bylaws Amendment is qualified in its entirety by reference to the full text of the Bylaws Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1.
Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the 2022 annual meeting of stockholders of the Company held on June 13, 2022 (the “Annual Meeting”), stockholders (i) elected seven directors to the Company’s Board to serve a one-year term until the 2023 annual meeting of stockholders and (ii) ratified the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
A total of 11,578,018 shares of the Company’s common stock were present at the meeting in person or by proxy, which represents approximately 60.19% of the shares of common stock outstanding as of the record date for the Annual Meeting.
The results of the voting are shown below:
Proposal 1—Election of Directors

Nominee	Votes For	Votes Withheld	Broker Non- Votes
Mina Sooch	6,595,980	162,350	4,819,688
Cam Gallagher	6,555,075	193,256	4,829,687
Sean Ainsworth	6,441,608	316,723	4,819,687
James Manuso	6,595,074	163,457	4,819,487
Richard Rodgers	6,595,181	163,150	4,819,687
Susan Benton	6,596,181	162,150	4,819,687
Jay Pepose	6,594,974	163,357	4,819,687

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm
Votes For	Votes Against	Votes Abstain
11,487,772	15,859	74,387

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit Number	Exhibit Description

3.1	Second Amendment to Second Amended and Restated Bylaws of Ocuphire Pharma, Inc.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCUPHIRE PHARMA, INC.
	By:	/s/ Mina Sooch
Mina Sooch
Chief Executive Officer
Date: June 17, 2022